UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 23, 2015

Philip Morris International Inc.

(Exact name of registrant as specified in its charter)

Virginia	1-33708	13-3435103
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

120 Park Avenue, New York, New York	10017-5592
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (917) 663-2000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On January 23, 2015, Philip Morris International Inc. (“PMI”) entered into an extension agreement, effective February 10, 2015, to extend the term of its existing $2.0 billion 364-day revolving credit facility, dated as of February 12, 2013 (as amended or modified from time to time, the “364-day Credit Agreement”), with the lenders named therein and The Royal Bank of Scotland plc, as administrative agent (the “364-day Facility Extension Agreement”). The 364-day Facility Extension Agreement extends the expiration date of the 364-day Credit Agreement from February 10, 2015 to February 9, 2016 pursuant to Section 2.19 of the 364-day Credit Agreement. The expiration date of the 364-day Credit Agreement was previously extended on January 31, 2014.

On January 23, 2015, PMI also entered into an extension agreement, effective February 28, 2015, to extend the term of its $2.5 billion multi-year revolving credit facility, dated as of February 28, 2014 (as amended or modified from time to time, the “Multi-year Credit Agreement”), with the lenders named therein, J.P. Morgan Europe Limited, as facility agent, and JPMorgan Chase Bank, N.A., as swingline agent (the “Multi-year Facility Extension Agreement”). The Multi-year Facility Extension Agreement extends the expiration date of the Multi-year Credit Agreement from February 28, 2019 to February 28, 2020 pursuant to Section 2.23 of the Multi-year Credit Agreement.

All other terms and conditions of the 364-day Credit Agreement and the Multi-year Credit Agreement remain in full force and effect.

Some of the lenders under the 364-day Credit Agreement and the Multi-year Credit Agreement and their respective affiliates have, from time to time, performed, and may in the future perform, various financial advisory, commercial and investment banking services for PMI, for which they received or will receive customary fees and expenses. Certain affiliates of the lenders under the 364-day Credit Agreement and the Multi-year Credit Agreement are underwriters of certain of PMI’s note issuances. PMI and some of its subsidiaries may enter into foreign exchange and other derivative arrangements with certain of the lenders under the 364-day Credit Agreement and the Multi-year Credit Agreement and their respective affiliates. In addition, certain of the lenders under the 364-day Credit Agreement and the Multi-year Credit Agreement and their respective affiliates act as dealers in connection with PMI’s commercial paper programs.

The descriptions above of the 364-day Facility Extension Agreement and the Multi-year Facility Extension Agreement are summaries and are qualified in their entirety by reference to the full text of the 364-day Facility Extension Agreement and the Multi-year Facility Extension Agreement, which are filed as Exhibit 10.1 and Exhibit 10.2 to this report and incorporated herein by reference. The 364-day Credit Agreement was previously filed as Exhibit 10.1 to PMI’s Current Report on Form 8-K (File No. 1-33708) filed with the Securities and Exchange Commission on February 15, 2013, and the Multi-year Credit Agreement was previously filed as Exhibit 10.1 to PMI’s Current Report on Form 8-K (File No. 1-33708) filed with the Securities and Exchange Commission on March 3, 2014.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

10.1	Extension Agreement, effective February 10, 2015, among PMI, the lenders named therein and The Royal Bank of Scotland plc, as administrative agent

10.2	Extension Agreement, effective February 28, 2015, among PMI, the lenders named therein, J.P. Morgan Europe Limited, as facility agent, and JPMorgan Chase Bank, N.A., as swingline agent

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHILIP MORRIS INTERNATIONAL INC.

By:	/s/ JERRY WHITSON
Name:	Jerry Whitson
Title:	Deputy General Counsel and
Corporate Secretary

DATE: January 29, 2015

EXHIBIT INDEX

Exhibit Number	Description

10.1	Extension Agreement, effective February 10, 2015, among PMI, the lenders named therein and The Royal Bank of Scotland plc, as administrative agent

10.2	Extension Agreement, effective February 28, 2015, among PMI, the lenders named therein, J.P. Morgan Europe Limited, as facility agent, and JPMorgan Chase Bank, N.A., as swingline agent